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CUSIP No. 11120U 10 5	Page 80 of 88 Pages

Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of BRE Retail Holdco L.P., BRX Holdco LLC, BRX Holdco II LLC, BRX BREP VI.TE.1 Holdco A LLC, BRX BREP VI.TE.1 Holdco B LLC, Blackstone Real Estate Partners VI.TE.1 L.P., BRX BREP VI.TE.2 Holdco A LLC, BRX BREP VI.TE.2 Holdco B LLC, Blackstone Real Estate Partners VI.TE.2 L.P., Blackstone Retail Transaction II Holdco L.P., Blackstone Real Estate Associates VI L.P., BREA VI L.L.C., BRX BREH VI Holdco A LLC, BRX BREH VI Holdco B LLC, Blackstone Real Estate Holdings VI L.P., BRX BREH VI-ESC Holdco A LLC, BRX BREH VI-ESC Holdco B LLC, Blackstone Real Estate Holdings VI-ESC L.P., BREP VI Side-By-Side GP L.L.C., BRE Southeast Retail Holdings LLC, BRE Throne JV Member LLC, BRE Throne Parent LLC, BRE Throne Parent Holdco LLC, BRE Throne Holdings Member LLC, BRE Throne NR Parent LLC, BRE Throne REIT LLC, BRE Throne REIT Inc., BRE Throne REIT Holdco A LLC, BRE Throne REIT Holdco B LLC, BRE Throne REIT Holdco LLC, BRE Throne REIT Parent LLC, Blackstone Real Estate Partners VII.F L.P., Blackstone Real Estate Partners VII.F (AV) L.P., Blackstone Real Estate Partners VII L.P., Blackstone Real Estate Partners VII.TE.1 L.P., Blackstone Real Estate Partners VII.TE.2 L.P., Blackstone Real Estate Partners VII.TE.3 L.P., Blackstone Real Estate Partners VII.TE.4 L.P., Blackstone Real Estate Partners VII.TE.5 L.P., Blackstone Real Estate Partners VII.TE.6 L.P., BRX Throne REIT BREH VII Holdco A LLC, BRX Throne REIT BREH VII Holdco B LLC, Blackstone Real Estate Holdings VII L.P.,BRX Throne REIT BREH VII-ESC Holdco A LLC, BRX Throne REIT BREH VII-ESC Holdco B LLC, Blackstone Real Estate Holdings VII-ESC L.P., Blackstone Real Estate Associates VII L.P., BREA VII L.L.C., BREP VII Side-By-Side GP L.L.C., Blackstone Family Real Estate Partnership VII-SMD L.P., Blackstone Family GP L.L.C., Blackstone Holdings III L.P., Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management L.L.C., The Blackstone Group L.P., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Brixmor Property Group Inc., a Maryland corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 29th day of August 2014.

BRE Retail Holdco L.P. By: Blackstone Real Estate Associates VI L.P, its general partner By: BREA VI L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BRX Holdco LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

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CUSIP No. 11120U 10 5	Page 81 of 88 Pages

BRX Holdco II LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX BREP VI.TE.1 Holdco A LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX BREP VI.TE.1 Holdco B LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

Blackstone Real Estate Partners VI.TE.1 L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BRX BREP VI.TE.2 Holdco A LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX BREP VI.TE.2 Holdco B LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

Blackstone Real Estate Partners VI.TE.2 L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

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Blackstone Retail Transaction II Holdco L.P.
By: Blackstone Real Estate Associates VI L.P, its general partner
By: BREA VI L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Associates VI L.P.
By: BREA VI L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BREA VI L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BRX BREH VI Holdco A LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX BREH VI Holdco B LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

Blackstone Real Estate Holdings VI L.P.
By: BREP VI Side-By-Side GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BRX BREH VI-ESC Holdco A LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

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BRX BREH VI-ESC Holdco B LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

Blackstone Real Estate Holdings VI-ESC L.P.
By: BREP VI Side-By-Side GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BREP VI Side-By-Side GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BRE Southeast Retail Holdings LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne JV Member LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne Parent LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne Parent Holdco LLC
By: BRE Throne Holdings Member LLC, its sole member

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

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BRE Throne Holdings Member LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne NR Parent LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne REIT LLC
By: BRE Throne REIT Inc., its sole member

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne REIT Inc.

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX Throne REIT Holdco A LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX Throne REIT Holdco B LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne REIT Holdco LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRE Throne REIT Parent LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

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Blackstone Real Estate Partners VII.F L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Partners VII.F (AV) L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Partners VII L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Partners VII.TE.1 L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Partners VII.TE.2 L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Partners VII.TE.3 L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

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Blackstone Real Estate Partners VII.TE.4 L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Partners VII.TE.5 L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Partners VII.TE.6 L.P.
By: Blackstone Real Estate Associates VII L.P, its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Real Estate Associates VII L.P.
By: BREA VII L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BREA VII L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BRX Throne REIT BREH VII Holdco A LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX Throne REIT BREH VII Holdco B LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

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Blackstone Real Estate Holdings VII L.P.
By: BREP VII Side-By-Side GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BRX Throne REIT BREH VII-ESC Holdco A LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BRX Throne REIT BREH VII-ESC Holdco B LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

Blackstone Real Estate Holdings VII –ESC L.P.
By: BREP VII Side-By-Side GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BREP VII Side-By-Side GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Family Real Estate Partnership VII-SMD L.P.
By: Blackstone Family GP L.L.C., its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Blackstone Family GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

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BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

/s/ STEPHEN A. SCHWARZMAN
STEPHEN A. SCHWARZMAN